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                                                                   Exhibit 10.20

                             FIRST AMENDMENT TO

                     LETTER OF CREDIT FACILITY AGREEMENT

                          dated as of March 7, 1997

                                  between

                                SPIEGEL, INC.

                                    and

                       BANK OF AMERICA NATIONAL TRUST

                          AND SAVINGS ASSOCIATION,

                                 as Agent,

                                    and

                       VARIOUS FINANCIAL INSTITUTIONS

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                            FIRST AMENDMENT TO
                    LETTER OF CREDIT FACILITY AGREEMENT

     THIS FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT, dated as of March 7, 1997 (this "Amendment"), among SPIEGEL, INC., a Delaware corporation (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("NT&SA"); THE BANK OF NEW YORK ("BONY"); THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED ("HKSB"); ABN AMRO BANK N.V., acting through its Chicago Branch ("ABN") and any other financial institutions from time to time party thereto (collectively, the "banks" and, individually, a "bank"), and NT&SA, as agent, for the Banks (in such capacity, the "Agent").

                           W I T N E S S E T H :
                           - - - - - - - - - -

     WHEREAS, the Company, the Agent and the Banks entered into that certain Letter of Credit Facility Agreement, dated as of September 27, 1996 (the "Existing Agreement"); and

     WHEREAS, the parties to the Existing Agreement wish to amend the Existing Agreement (the Existing Agreement as amended by this Amendment being the "Amended Agreement") as provided in this Amendment.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1 AMENDMENT. effective on (and subject to the occurrence of) the Amendment Effective Date (as defined in Section 2 of this Amendment), the
                                        ---------
Existing Agreement shall be amended in accordance with this Section 1.
                                                            ---------

     SECTION 1.1 Article VI. Article VI of the Existing Agreement is amended by
                 ----------
inserting the following clause as section 6.06:

          6.06  Subsidiary L/C Guaranty. The Obligations (as defined herein)
                ------------------------
     shall be guaranteed by the same Subsidiaries of the Company that, as of March 7, 1997 or at any time in certain Revolving Credit Agreement, dated as of March 27, 1996, as amended as of December 27, 1996 and as of March 7, 1997, among the Company, the various financial institutions thereto and Deutsche Bank AG New York Branch, as Administrative Agent (the "Revolving Credit Agreement")) under such Revolving Credit Agreement pursuant to the Guaranty (as defined in such Revolving Credit Agreement); provided, that
                                                               --------
     the terms of the guaranty required hereby shall be substantially the same as the Guaranty. The guaranty required hereby (the "Subsidiary L/C Guaranty") shall be a Credit Document.

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     SECTION 2 EFFECTIVENESS. The amendment set forth in Section 1 above shall
                                                         ---------
become effective, as of the day and year first above written, on such date (the "Amendment Effective Date") when the Agent and the Company shall have received
 ------------------------
counterparts of this Amendment executed on behalf of the Company and the Required Banks and when each of the following conditions precedent shall have been satisfied:

     SECTION 2.1 Resolutions, etc. The Agent shall have received certificates,
                 ----------------
dated the Amendment Effective Date, of an authorized officer of:

          (a) the Company certifying the resolutions of the Board Committee of the Company then in full force and effect authorizing the execution, delivery and performance of this Amendment,

          (b) the Company certifying the incumbency and signatures of those officers of the Company authorized to act on behalf of the Company with respect to this Amendment,

          (c) each Subsidiary, as referred to in Section 2.2 below, certifying the resolutions of the Board of Directors of the Subsidiary then in full force and effect authorizing the execution, delivery and performance of the Subsidiary L/C Guaranty, as defined in Section 2.2 below, and

          (d) each Subsidiary, as referred to in Section 2.2 below, certifying the incumbency and signatures of those officers of the Subsidiary authorized to act on behalf of the Subsidiary with respect to the Subsidiary L/C Guaranty.

     SECTION 2.2 Subsidiary L/C Guaranty. The Agent, on behalf of the Banks,
                 -----------------------
shall have received a Subsidiary L/C Guaranty by any Subsidiary, previously or as of the Amendment Effective Date, guarantying the obligations (as defined in the Revolving Credit Agreement) under such Revolving Credit Agreement, which Subsidiary L/C Guaranty required hereby is in the form attached hereto as Exhibit A and dated the date hereof.

     SECTION 2.3 Effectiveness of Amendment to Revolving Credit Agreement. The
                 --------------------------------------------------------
Agent shall have received evidence satisfactory to the Agent that the Second Amendment to the Revolving Credit Agreement is effective.

     SECTION 3 REPRESENTATIONS AND WARRANTIES

     SECTION 3.1 In order to further induce the Banks to agree to amend the Existing Agreement, the Company makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

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          (a)     No Event of Default has occurred and is continuing; and

          (b)     Each of the representations and warranties set forth in
     Article V of the Existing Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date (as defined in Section 2 above) except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case, such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Existing Agreement shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

     SECTION 4 MISCELLANEOUS PROVISIONS

     SECTION 4.1 Severability. Any provision of this Amendment or any other
                 ------------
Credit Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or such Credit Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 4.2 Execution in Counterparts; Notice. This Amendment may be
                 ---------------------------------
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 4.3 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE
                 -------------------------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO THE BANK. This Amendment, the Amended Agreement, the Subsidiary L/C Guaranty and the other Credit Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto and except as amended hereby remain in full force and effect and are hereby ratified and confirmed in all respects.

     SECTION 4.4 Reference to Existing Agreement. On and after the Amendment
                 -------------------------------
Effective Date, each reference in the "herein" or words of like import, and each reference to the Existing Agreement in any subsidiary L/C Guaranty, L/C-Related Document or in any other Credit Document, or other agreements, documents or instruments executed and delivered pursuant to the Existing Agreement, shall be deemed a reference to the Amended Agreement.

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     SECTION 4.5 Successors and Assigns. This Amendment shall be binding upon
                 ----------------------
and shall insure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Company may not assign or
                        --------  -------
transfer its rights or obligations hereunder without the prior written consent of the Agent and each Bank.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                         SPIEGEL, INC.

                                         By: /s/ John R. Steele
                                             ----------------------------------
                                             Name Printed: John R. Steele
                                             Title: Treasurer

                                         BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATIONS, as Agent

                                         By: /s/ M A Detrick
                                             ----------------------------------
                                             Name Printed: M A Detrick
                                                          ---------------------
                                             Title: Vice President
                                                   ----------------------------

                                         BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATION, as a Bank

                                         By: /s/ M A Detrick
                                             ----------------------------------
                                             Name Printed: M A Detrick
                                                          ---------------------
                                             Title: Vice President
                                                   ----------------------------

                                         THE BANK OF NEW YORK

                                         By:
                                             ----------------------------------
                                             Name Printed:
                                                          ---------------------
                                             Title:
                                                   ----------------------------

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     SECTION 4.5 Successors and Assigns. This Amendment shall be binding upon
                 ----------------------
and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Company may not assign or
                        --------  -------
transfer its rights or obligations hereunder without the prior written consent of the Agent and each Bank.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                         SPIEGEL, INC.
                                         By: /s/ John R. Steele
                                             ----------------------------------
                                             Name Printed: John R. Steele
                                             Title: Treasurer

                                         BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATION, as Agent

                                         By:
                                             ----------------------------------
                                             Name Printed:
                                                          ---------------------
                                             Title:
                                                   ----------------------------

                                         BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATION, as a Bank
                                         By:
                                             ----------------------------------
                                             Name Printed:
                                                          ---------------------
                                             Title:
                                                   ----------------------------

                                         THE BANK OF NEW YORK
                                         By: /s/ Michael V. Flannery
                                             ----------------------------------
                                             Name Printed: Michael V. Flannery
                                                          ---------------------
                                             Title: Vice President
                                                   ----------------------------

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                                         THE HONGKONG AND SHANGHAI BANKING
                                         CORPORATION LIMITED, CHICAGO BRANCH

                                         By: /s/ Michael C. Cutlip
                                             ----------------------------------
                                             Name Printed: Michael C. Cutlip
                                                          ---------------------
                                             Title: Vice President
                                                   ----------------------------

                                         ABN AMRO BANK N.V., CHICAGO BRANCH

                                              BY: ABN AMRO NORTH AMERICA,
                                                  INC., as Agent

                                         By:
                                             ----------------------------------
                                             Name Printed:
                                                          ---------------------
                                             Title:
                                                   ----------------------------

                                         By:
                                             ----------------------------------
                                             Name Printed:
                                                          ---------------------
                                             Title:
                                                   ----------------------------
Attachment: Exhibit A - Subsidiary L/C Guaranty

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                                         THE HONGKONG AND SHANGHAI BANKING
                                         CORPORATION LIMITED, CHICAGO BRANCH

                                         By:
                                             ----------------------------------
                                             Name Printed:
                                                          ---------------------
                                             Title:
                                                   ----------------------------

                                         ABN AMRO BANK N.V., CHICAGO BRANCH
                                              BY: ABN AMRO NORTH AMERICA
                                                  INC., as Agent

                                         By: /s/ Laurie D. Flom
                                             ----------------------------------
                                             Name Printed: Laurie D. Flom
                                                          ---------------------
                                             Title: Vice President
                                                   ----------------------------

                                         By: /s/ Nancy L. Capeco
                                             ----------------------------------
                                             Name Printed: Nancy L. Capeco
                                                          ---------------------
                                             Title: Assistant Vice President
                                                   ----------------------------
Attachment: Exhibit A - Subsidiary L/C Guaranty

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